Quarterly Holdings Report
for
Fidelity® Real Estate Investment ETF
October 31, 2021
RIE-NPRT1-1221
1.9900255.100

Schedule of Investments October 31, 2021 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.5%
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) – 96.0%
REITs - Apartments – 10.8%
American Homes 4 Rent Class A	7,383	$ 299,750
Apartment Income REIT Corp.	4,663	249,983
Invitation Homes, Inc.	8,866	365,722
Mid-America Apartment Communities, Inc.	3,034	619,573
UDR, Inc.	11,784	654,366
		2,189,394
REITs - Diversified – 40.3%
Crown Castle International Corp.	10,424	1,879,447
Digital Realty Trust, Inc.	9,219	1,454,850
Duke Realty Corp.	17,623	991,118
Equinix, Inc.	971	812,795
Gaming and Leisure Properties, Inc.	8,499	412,116
Lamar Advertising Co. Class A	1,960	221,872
Lexington Realty Trust	13,343	194,408
SBA Communications Corp.	4,191	1,447,278
VICI Properties, Inc.	12,768	374,741
Washington Real Estate Investment Trust	5,876	148,957
Weyerhaeuser Co.	6,064	216,606
		8,154,188
REITs - Health Care – 9.6%
Medical Properties Trust, Inc.	13,694	292,093
Ventas, Inc.	11,874	633,715
Welltower, Inc.	12,657	1,017,623
		1,943,431
REITs - Hotels – 3.3%
DiamondRock Hospitality Co. (a)	15,774	142,597
Host Hotels & Resorts, Inc. (a)	16,182	272,343
RLJ Lodging Trust	10,283	148,281
Ryman Hospitality Properties, Inc. (a)	1,197	102,391
		665,612
REITs - Manufactured Homes – 5.2%
Equity Lifestyle Properties, Inc.	6,993	590,979
Sun Communities, Inc.	2,298	450,362
		1,041,341
REITs - Office Property – 4.7%
American Assets Trust, Inc.	3,201	121,094
Highwoods Properties, Inc.	3,010	134,968
Mack-Cali Realty Corp. (a)	5,835	106,139
Piedmont Office Realty Trust, Inc. Class A	4,855	86,225
VEREIT, Inc.	9,766	491,230
		939,656
REITs - Shopping Centers – 3.4%
Kimco Realty Corp.	13,542	306,049
Phillips Edison & Co., Inc.	2,919	87,979

	Shares	Value

Regency Centers Corp.	4,177	$ 294,102
		688,130
REITs - Single Tenant – 3.9%
Four Corners Property Trust, Inc.	3,800	110,200
National Retail Properties, Inc.	8,569	388,690
Spirit Realty Capital, Inc.	5,945	290,889
		789,779
REITs - Storage – 7.4%
CubeSmart	12,173	669,637
Extra Space Storage, Inc.	2,914	575,136
Iron Mountain, Inc.	5,635	257,181
		1,501,954
REITs - Warehouse/Industrial – 7.4%
Prologis, Inc.	10,274	1,489,319
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		19,402,804
INFORMATION TECHNOLOGY – 0.0%
IT Services – 0.0%
Cyxtera Technologies, Inc. (a)	897	8,916
REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.5%
Real Estate Services – 3.5%
CBRE Group, Inc. Class A (a)	5,844	608,243
Realogy Holdings Corp. (a)	5,334	92,385
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		700,628
TOTAL COMMON STOCKS (Cost $18,165,641)		20,112,348
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.01% (b) (Cost $44,459)	44,460	44,460
TOTAL INVESTMENT IN SECURITIES – 99.7% (Cost $18,210,100)		20,156,808
NET OTHER ASSETS (LIABILITIES) – 0.3%		53,837
NET ASSETS – 100.0%		$20,210,645

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value
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Schedule of Investments (Unaudited)–continued
vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
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